UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2006
CHINA MEDIA GROUP CORPORATION (Exact name of registrant as specified in its charter)
Texas (State or other jurisdiction of incorporation)	000-50431 (Commission File Number)	33-0034926 (IRS Employer Identification No.)
420 E. Pleasant Run Rd., Suite 346-186, Cedar Hill, Texas, USA (Address of principal executive offices)		75104 (Zip Code)
Registrant’s telephone number, including area code
International Debt Exchange Associates, Inc. (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant's  Business  and  Operations

Item  1.01  Entry into a Material Definitive Agreement.

On or about February1, 2006, the Registrant, China Media Group Corporation (“CMG”) entered into a non-binding Stock Purchase Agreement with Dongguan Zhishixin Advertising Limited (“Zhishixin”) for the controlling interests in Zhishixin  (“Stock Purchase Agreement”). Under the Stock Purchase Agreement, CMG or its nominees will subscribe about USD68,500 (RMB550,000) of registered capital, representing about 52.3% of the enlarged capital, in Zhishixin.  This Agreement is conditional on satisfactory completion of the legal, financial and operational due diligence by CMG.

RISK FACTOR.  CMG does not have the cash on hand to date to consummate the subscription amount of the Stock Purchase Agreement, and it is actively seeking options to raise the necessary cash from either the capital or financial markets to fulfill its commitment under the Stock Purchase Agreement.

The Stock Purchase Agreement filed herewith as Exhibit 10.0 and the description of the transactions contained herein is qualified in its entirety by referent to such Exhibit.

Exhibit No.	Description of Exhibit
10.0	Agreement between China Media Group Corporation and Dongguan Zhishixin Advertising Limited for the Subscription in the Capital Dongguan Zhishixin Advertising Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Media Group Corporation

(Registrant)

February 2, 2006

Date

/s/ Con Unerkov

Con Unerkov, President

(Signature)*

*Print name and title of the signing officer under his signature.

Dated  1st February  2006

(1)

DONGGUAN ZHISHIXIN ADVERTISING LIMITED

(2)

CHINA MEDIA GROUP CORPORATION

AGREEMENT

relating to the subscription

of new shares in the registered capital of

DONGGUAN ZHISHIXIN ADVERTISING LIMITED

THIS AGREEMENT (this "Agreement") is made the 1st  day of February, 2006

BETWEEN:

(1)

DONGGUAN ZHISHIXIN ADVERTISING LIMITED, a company incorporated in China whose registered office is at No.46, Lixin Road, Xintang Village, Houjie, Dongguan, China  (the "Company").  Mr. LIU Xiaoxiong is the its legal representative; and

(2)

CHINA MEDIA GROUP CORPORATION, a company incorporated in the Texas, United States of America whose principal office is at 420 Pleasant Run Road, Suite 346, 186 Cedar Hill, Texas, USA ("CMG").

WHEREAS:

(A)

The Company was incorporated with limited liability in China and at the date of this Agreement has an registered capital of RMB500,000.

(B)

The Company has agreed to issue, and CMG has agreed to subscribe for the Subscription Shares (as defined below) upon the terms and subject to the conditions of this Agreement.

IT IS HEREBY AGREED:-

1.

INTERPRETATION

(A)

In this Agreement, including the recitals and schedule hereto, unless the context otherwise requires:

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Hong Kong are required or authorized by law or executive order to be closed or on which a tropical cyclone warning no.8 or above or a "black" rainstorm warning signal is hoisted in Hong Kong at any time between 9:00 a.m. and 5:00 p.m. Hong Kong time;

"CMG's Warranties" means the warranties given by CMG as set forth in Clause 6(A).

"Company's Warranties" means the warranties given by the Company as set forth in Clauses 6(A) and (B).

"Completion" means the completion of the Subscription in accordance with Clause 4;

"Completion Date" means the next Business Day following the day on which the conditions set out in Clause 3 are satisfied (or such other date as the parties may agree);

"Hong Kong" means the Hong Kong Special Administrative Region of the People’s Republic of China;

"Memorandum and Bye Laws" means the Memorandum and Bye Laws of the Company for the time being;

"New Register Capital" means the new capital to be registered by the Company in China;

"RMB" means Reminbi, the legal currency in China;

"Subscription" means the subscription of the Subscription Capital by CMG (or its nominees) on the terms and subject to the conditions set out in this Agreement;

"Subscription Capital" means an aggregate of RMB550,000 New Register Capital to be subscribed for by CMG pursuant to this Agreement.

(B)

In this Agreement references herein to "Clauses" and the "Schedule" are to clauses of and the schedule to this Agreement.

(C)

In this Agreement the singular includes the plural and vice versa, words importing gender or the neuter include both genders and the neuter and references to persons include bodies corporate or unincorporate.

(D)

Headings in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

2.

SUBSCRIPTION

Subject to Clause 3(A) below, CMG agrees to subscribe for the Subscription Capital and the Company agrees to register the Subscription Capital, subject to the Memorandum and Bye Laws (payable in full on Completion) on the terms and subject to the conditions set out in this Agreement.

3.

CONDITIONS

(A)

The obligations of CMG to complete the Subscription is conditional upon:

(1)

CMG completing the due diligence review of the legal, financial, operations of the business of the Company to CMG’s satisfaction at the sole determination of CMG; and

(2)

the Company's Warranties being true and correct in all material respects on the Completion Date.

(B)

In the event that the conditions referred to in Clause 3(A) are not fulfilled by 5:00 p.m. on 31st May 2006 (or such later date as may be agreed by the parties hereto), all rights, obligations and liabilities of the parties hereunder in relation to the Subscription shall cease and determine and neither party shall have any claim against the other in respect of the Subscription.

(C)

The Company shall each use its best endeavors to procure the fulfillment of the conditions set out in Clause 3(A) and in particular shall furnish such information, supply such documents, pay such fees, give such undertakings and do all such acts and things as may reasonably be required by each other in connection with the fulfillment of such conditions.

4.

COMPLETION OF THE SUBSCRIPTION

Subject to the fulfillment of the conditions set forth in Clause 3(A), completion of the Subscription shall take place at the principal office of the Company at or before 3:00p.m. on the Completion Date when all (but, not part only) of the following business shall be transacted;

(1)

CMG shall deliver to the Company an application for the Subscription Capital in the form set out in the Schedule and a banker's order (or such other means of payment as may be agreed) in favor of the Company in the amount of the Subscription Capital;

(2)

the Company shall issue and allot fully paid to CMG (or its nominees) the Subscription Capital and shall procure that CMG is registered on the register of members of the Company in China in respect of the Subscription Capital (or as CMG may direct); and

(3)

the Company will deliver to CMG certificates for the Subscription Capital issued in the name of CMG (or its nominees).

5.

EXPENSES

Each party shall bear its own costs and expenses relating to the Subscription, including but not limited to, its own legal fees and other out-of-pocket expenses incurred in connection with the preparation and execution of this Agreement.  CMG shall bear the costs of the relevant legal, financial and operational due diligence conducted on the Company.

6.

REPRESENTATIONS AND WARRANTIES

(A)

Each party represents and warrants to the other party that:

(1)

such party has the full power and authority to enter into, execute and deliver this Agreement and to perform the transactions contemplated hereby and it is duly incorporated or organized and existing under the laws of the jurisdiction of its incorporation or organization;

(2)

the execution and delivery of such party of this Agreement and the performance by such party of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action of such party; and

(3)

assuming the due authorization, execution and delivery hereof by the other party, this Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

(B)

The Company further represents and warrants to CMG that the Subscription Capital rank pari passu in all respects with the existing capital in issue, including the right to receive all dividends and distributions which may be declared, made or paid after the date hereof.

7.

INDEMNITY

Each party undertakes on demand to indemnify other party and any of its directors and employees which shall have been involved in effecting the Subscription ("Indemnified Parties") against all or any claims, actions, liabilities, demands, proceedings or judgments brought or established against any of the Indemnified Parties by any third party, directly or indirectly arising out of or in connection with a breach of the warranties given by such party pursuant to Clause 6 and against all losses and all costs, charges and expense (including legal fees as they are incurred) by reason of any breach of this Agreement by such party (except for any loss, costs, charge or expense suffered or incurred directly or indirectly as result of or in connection with any fraud, default or negligence on the part of the relevant Indemnified Party or as a result of any breach of any provisions of this Agreement by the relevant Indemnified Party or any breach by the relevant Indemnified Party of any laws or regulations) (including but not limited to, all such losses, reasonable costs charges or expenses suffered or properly incurred in disputing or defending any legal proceedings in connection with this Agreement); provided that the total liability in respect of all claims made against any party hereto shall not exceed RMB500,000.

8.

MISCELLANEOUS

(A)

All provisions of this Agreement shall so far as they are capable of being performed or observed continue in full force and effect notwithstanding Completion except in respect of those matters then already performed.

(B)

This Agreement may be executed in one or more counterparts, each of which shall be binding on the party who shall have executed it but which shall together constitute but one agreement.

9.

NOTICES

Any notice required to be given under this Agreement shall be deemed duly served if left at or sent by registered or recorded delivery post to the addressee thereof, at its address set forth below or such other address as may have been last notified in writing by or on behalf of any such party to the other party hereto.  Any such notice shall be deemed to be served at the time when it is left at the address of the party to be served and, if served by post, on the tenth Business Day next following the day of posting.

(1)

Notice to the Company shall be sent to:

Address:

No. 46, Lixin Road, Xintang Village, Houjie, Dongguan< China

Attention:

Mr. LIU Xiaoxiong

(2)

Notice to CMG shall be sent to:

Address:

c/o Ren Ren Media Group Ltd.

1803 Chinachem Tower, 34-37 Connaught Road, Central, Hong Kong

Attention:

Company Secretary

10.

PUNCTUAL PERFORMANCE

Time shall be of the essence of this Agreement.

11.

GOVERNING LAW

(A)

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF HONG KONG.

(B)

The Company hereby irrevocably designates and appoints Mr. LIU Xiaoxiong (the "Process Agent"), as the authorized agent of the Company upon whom process may be served in any such suite or proceeding, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Company.  The Company hereby represents that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing.  The Company hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf.  The Company further agrees that service of process upon the Process Agent and written notice of said service to the Company mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.  Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law.  The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as the Company has any outstanding obligations under this Agreement.

(C)

CMG hereby irrevocably designates and appoints Ren Ren Media Group Limited (the "Process Agent"), as the authorized agent of CMG upon whom process may be served in any such suite or proceeding, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of CMG.  CMG hereby represents that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing.  CMG hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf.  CMG further agrees that service of process upon the Process Agent and written notice of said service to CMG mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon CMG in any such suit or proceeding.  Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law.  CMG further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as CMG has any outstanding obligations under this Agreement.

SCHEDULE

[              ], 2006

To:

Dongguan Zhishixin Advertising Limited

Dear Sirs,

Subscription Capital

We refer to the subscription agreement dated [    ] (the "Agreement") entered into between Dongguan Zhishixin Advertising Limited (the "Company") and us.  Expressions defined in the Agreement shall have the same meanings where used herein.

Pursuant to the provisions of the Agreement, we hereby apply for RMB[  ] ("Registered Capital") in the capital of the Company subject to the Memorandum and Bye-Laws.

Pursuant to the Agreement, we hereby enclose a [cheque] for the Registered Capital subscribed hereunder in the sum of RMB[·] payable by us to the Company in full satisfaction of the Subscription Capital and request the Company to register [our name] on the register of members of the Company in China in accordance with the Memorandum and Bye-Laws.

Yours faithfully,

For and on behalf of

CHINA MEDIA GROUP CORPORATION

Name:

Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Dongguan Zhishixin Advertising Limited

By:     /S/ LIU Xiaoxiong

   ----------------------

Title:  PRESIDENT

China Media Group Corporation

By:     /S/ Con Unerkov

   ----------------------

Title:  PRESIDENT/CEO